PROMISSORY NOTE

$5,000.00                                                       January 26, 2001
                                                         Los Angeles, California

         FOR VALUE RECEIVED, IGOHEALTHY.COM, INC. (the "Issuer" herein) promises to pay to the order of HARBINDER SINGH BRANCH ("Holder"), the principal sum of Five Thousand and no/100ths Dollars ($5,000.00). This Promissory Note shall bear six percent (6%) interest, which may be accrued during its term until repayment of the entire principal. Interest shall be computed from January 26, 2001 on the loaned amount on the basis of a 365-day year, as applicable, and actual days lapsed from the respective date of the loan. Issuer shall have the privilege of prepaying the principal under this Promissory Note in whole or in part, without penalty or premium, at any time prior to the maturity date of July 26, 2001. All payments hereunder shall be applied first to interest, then to principal. Payment shall be made in lawful money of the United States, at Los Angeles, California or such other place as the Holder hereof may designate.

         Issuer waives diligence, presentment, demand, protest, and notice of any kind whatsoever. The non-exercise by Holder of any of Holder's rights hereunder in any instance shall not constitute a waiver thereof in that or any subsequent instance.

         Issuer shall pay upon demand any and all expenses, including reasonable attorney fees, incurred or paid by Holder without suit or action in attempting to collect funds due under this Promissory Note. In the event an action is instituted to enforce or interpret any of the terms of this Promissory Note including but not limited to any action or participation by Issuer in, or in connection with, a case or proceeding under the U.S. Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial, on appeal, and on review, whether or not taxable as costs, including, without limitation, attorneys' fees, witness fees (except and otherwise), deposition costs, copying charges and other expenses.

         This Promissory Note is to be construed in all respects and enforced according to the laws of the State of California.

                                     ISSUER:

                                     IGOHEALTHY.COM, INC.
                                     a Colorado corporation


                                     By:    /s/ Farid E. Tannous
                                         ----------------------------
                                         Farid E. Tannous
                                     Its:President

AGREED & ACCEPTED:

         HOLDER:

By:         /s/ Harbinder Singh Branch
         ------------------------------
         Harbinder Singh Branch